                          RIGGS NATIONAL CORPORATION
                          __________________________
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                    ______________________________________





                         Effective January 1, 1993,
                Amended and Restated As of December 14, 1994

                          RIGGS NATIONAL CORPORATION
                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                                  Article I
                           Purpose; Effective Date
                           _______________________

     1.1   Purpose.  The purpose of this Supplemental Executive Retirement
           _______
Plan (the "Plan"), as established by Riggs National Corporation (the "Corporation") and initially effective as of January 1, 1993, is to provide supplemental retirement benefits to certain key employees of the Corporation and its subsidiaries. It is intended that the Plan will aid in retaining and attracting individuals of exceptional ability by providing them with these benefits.

     1.2  Effective Date.  This Restated Plan shall be effective as of
          ______________
December 14, 1994.

                                  Article II
                                 Definitions
                                 ___________

For the purposes of this Plan, the following terms shall have the meanings indicated unless the context clearly indicates otherwise:
                                     - 2 -

     2.1  Administrative Committee.  "Administrative Committee" means the
          ________________________
Pension and Benefits Committee of The Riggs National Bank of Washington, D.C. or its successor committee as may be appointed by the Board to administer the Plan pursuant to Article VII.

     2.2  Beneficiary.  "Beneficiary" means the person, persons or entity as
          ___________
designated by the Participant, entitled under Article VI to receive any Plan benefits payable after the Participant's death.

     2.3  Board.  "Board" means the Board of Directors of the Corporation.
          _____

     2.4  Cause.  "Cause" means any act materially detrimental to the best
          _____
interests of the Employer and that constitutes on the part of the Participant personal dishonesty, willful misconduct in clear conflict with reasonable standards of employee conduct, breach of fiduciary duty involving personal profit, intentional failure to perform duties of the Participant's position, willful violation of law, governmental rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or for any reason which would constitute grounds for removal from office by the appropriate Federal banking agencies under applicable law.
                                   - 3 -

     2.5  Change of Control.     "Change of Control" means a sale of
          _________________
substantially all of the Corporation's assets or the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the Securities Act of 1933 (the "Act"), or of record, of securities of the Corporation representing twenty-five percent (25%) or more in the aggregate voting power of the Corporation's then-outstanding Common Stock by any "person" (within the meaning of Sections 13(d) and 14(d) of the Act), including any corporation or group of associated persons acting in concert, other than (i) the Corporation or its subsidiaries and/or (ii) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) of the Corporation or of its subsidiaries, including a trust established pursuant to any such plan; provided, that a Change of Control will not result from (A) a
               ________
transfer of the Corporation's voting securities by a person who is the beneficial owner, directly or indirectly, of twenty-five percent (25%) or more of the voting securities of the Corporation (a "25 Percent Owner") to (i) a member of such 25 Percent Owner's immediate family (within the meaning of Rule 16a-1(e) of the Act) either during such 25 Percent Owner's lifetime or by will or the laws of descent and distribution; (ii) any trust as to which the 25 Percent Owner or a member (or members) of 25 Percent Owner's immediate family (within the meaning of Rule 16a-1(e) of the Act) is the beneficiary; (iii) any trust as to which the 25 Percent Owner is the settlor with sole power to revoke; or (iv) any
                                     - 4 -
entity over which such 25 Percent Owner has the power, directly or indirectly, to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract, or otherwise; or (v) any charitable trust, foundation or corporation under Section 501
(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), which is funded by the 25 Percent Owner; or (B) the acquisition of voting securities of the Corporation by either (i) a person who was a 25 Percent Owner on the effective date of the Plan or (ii) a person, trust or other entity described in the foregoing clauses (A)(i)-(v) of this subsection.

     2.6  Compensation Committee.  "Compensation Committee" means the Joint
          ______________________
Compensation Committee of the Board of Directors of the Corporation and The Riggs National Bank of Washington, D.C.

     2.7  "Designated Participant".  "Designated Participant" means a
          _______________________
Participant who occupies one of the following positions or whose Participation Agreement states that he is a Designated Participant:

          Chairman of the Board of Riggs National Corporation or The Riggs
            National Bank of Washington, D.C.

          President, Riggs National Corporation or The Riggs National Bank of
            Washington, D.C.

          The following personnel of The Riggs National Bank of Washington,
            D.C.:

          Chief Credit Officer
          Chief Financial Officer
                                    - 5 -

          Chief Technology Officer
          General Counsel
          Head of Retail Banking
          Head of Risk Management
          Head of Special Assets
          Head of Financial Services
          Head of Human Resources
          Head of Relationship Banking
          Head of Marketing
          Head of Communications
          Head of CRA/Fair Lending

An employee who is a Designated Participant at any time during the six-month period preceding the date of the public announcement of a Change of Control shall continue to be treated as a Designated Participant for purposes of Sections 5.2(c) and 10.5, notwithstanding any change in his employment status or the terms and conditions of his employment during such period.

     2.8  Disability.  "Disability" in the case of a Participant covered by a
          __________
long-term disability plan maintained by the Employer shall mean that the Participant has a disability qualifying for benefits under the long-term disability plan covering such Participant. In the case of a Participant not covered by a long-term disability plan maintained by the Employer, "Disability" shall mean the Participant is unable as a result of medically
                                     - 6 -
diagnosed disease, or injury, to perform the duties of the position which he or she occupies with the Employer. For purposes of the preceding sentence, any Disability which begins within twenty-four (24) months of the date of the Participant's commencement of employment for the Employer will not be determined to be a disability if it is caused, contributed to by, or results from a pre-existing condition. A pre-existing condition means any sickness or injury for which the Participant has received medical treatment, consultation, care or services, including diagnostic measures, or for which the Participant has taken prescribed drugs or medicines within a twelve (12) month period prior to the date of the Participant's commencement of employment. In no event shall a Participant be treated as having a Disability if such disability results from a self-inflicted injury, participation in a felony or service in the armed forces of any country. The Administrative Committee shall determine the existence of a Disability and may rely on advice from a medical examiner satisfactory to the Administrative Committee in making the determination.

     2.9  Eligible Employee.  "Eligible Employee" means a key employee of the
          _________________
Corporation or a subsidiary of the Corporation holding the title of senior vice-president or a more senior title and who, if his or her first day of employment with an Employer based on his or her most recent date of hire with an Employer, is on or after December 1, 1992, has reached the first anniversary
                                    - 7 -
of his or her first day of employment.

     2.10  Employer.  "Employer" means Riggs National Corporation, its
           ________
successor corporations, and its subsidiary corporations and businesses.

     2.11  Joint Annuitant.  "Joint Annuitant" means the person designated as
           _______________
such by the Participant in this Plan under the joint and survivor life form of payment.

     2.12  Participant.  "Participant" means any Employee who has been made
           ___________
eligible pursuant to Article III to participate in this Plan, and who has not yet received all of the benefits to which he is entitled hereunder.

     2.13  Participation Agreement.  "Participation Agreement" means the
           _______________________
agreement provided by the Compensation Committee and agreed to by a Participant which entitles the Participant to participate in the Plan.

     2.14  Supplemental Retirement Benefit.  "Supplemental Retirement Benefit"
           _______________________________
means the benefit stated in the Participation Agreement and payable under
Article V of this Plan.

     2.15  Termination for Good Reason.  "Termination for Good Reason" shall
           ___________________________
mean a voluntary termination by the Participant
                                   - 8 -
within six months of the date (i) the Employer has notified the Participant that the Participant has been transferred to a position with a permanent regular place of employment more than twenty-five (25) miles from the Participant's prior permanent regular place of employment, (ii) a material reduction by the Employer in the Participant's base rate of pay, or (iii) the Employer, without the consent of the Participant, implements a change in Participant's duties or responsibilities in the nature of a demotion. Reducing a Participant's title to below senior vice president (or equivalent title) shall in all cases be treated as a change in duties in the nature of a demotion.

     2.16  Years of Participation.  "Years of Participation" means the number
           ______________________
of complete years of service by the Participant with the Employer beginning on the date the Participant's participation in this Plan commences and ending on the earlier of (i) the date the Participant terminates employment with the Employer or (ii) as provided in Section 5.2(f), the date the Participant ceases to be an Eligible Employee. A Participant who has incurred a Disability shall continue to receive years of service during the period of such Disability for purposes of determining his or her "Years of Participation."
                                     - 9 -

                                 Article III
                        Eligibility and Participation
                        _____________________________

     3.1  Eligibility.  Eligibility to participate in the Plan shall be
          ___________
limited to those Eligible Employees who are designated by management, from time to time, and approved by the Compensation Committee.

     3.2  Participation.  The effective date of an Eligible Employee's
          _____________
participation in the Plan shall be the date specified in the Participation Agreement provided to the Employee by the Compensation Committee. An Eligible Employee shall become a Participant only if he or she has executed the Participation Agreement and taken all other action required by the Compensation Committee and the Administrative Committee to commence participation.

                                  Article IV
                                Death Benefits
                                --------------

     4.1  Pre-Termination Death Benefit.  If prior to the commencement date of
          _____________________________
a Participant's Supplemental Retirement Benefit under Article V, a Participant dies while employed by an Employer or during a period of Disability for which the Participant continues to receive Years of Participation, the Corporation shall pay a death benefit to the Participant's
                                    - 10 -

Beneficiary. The pre-termination death benefit shall be payable monthly in equal payments of one-twelfth the annual amount of the Participant's Supplemental Retirement Benefit. The pre-termination death benefit shall be payable to the Participant's Beneficiary for a term certain of fifteen (15) years and shall commence as soon as practical after death of the Participant, but in no event later than ninety (90) days after the Administrative Committee receives notice of the Participant's death.

      4.2  Post-Termination Death Benefit.  If a Participant with a vested
           ______________________________
interest in his or her Supplemental Retirement Benefit dies following termination of employment from the Employer, prior to the commencement date of his or her benefit under Article V and with a surviving Beneficiary on the date the Participant would have attained age sixty-two (62), the Corporation shall pay a post-termination death benefit to the Participant's Beneficiary. The annual amount of the post-termination death benefit is fifty percent (50%) of the Participant's vested percentage of the annual amount of the Participant's Supplemental Retirement Benefit (i.e., one-half the vested Supplemental Retirement Benefit). The post-termination death benefit shall be made in equal monthly payments of one-twelfth the annual amount. The post-termination death benefit shall be payable to the Participant's Beneficiary commencing on the first day of the month following the date on which the Participant would have attained age sixty-two (62) and ending on the earlier of the
                                    - 11 -

Beneficiary's death or the payment of fifteen (15) years of payments. If a Participant designates more than one person as a Beneficiary to share in his or her post-termination death benefit, each person shall be treated as the Beneficiary of that percentage of the post-termination death benefit as is designated by the Participant and must survive until the Participant would have attained age sixty-two (62) to receive the portion of the post-termination death benefit for which such person is designated as Beneficiary.
 Any portion of the post-termination benefit not payable to a Beneficiary as a result of such Beneficiary's failure to survive until the Participant would have attained age sixty-two (62) or failure to survive the fifteen (15) year payment period shall not be payable to any other Beneficiary.

                                  Article V
                       Supplemental Retirement Benefits
                       ________________________________

     5.1  Supplemental Retirement Benefit.  If a Participant terminates
          _______________________________
employment with Employer prior to Disability or death, the Participant shall receive the vested portion of the Supplemental Retirement Benefit provided for in the Participant's Participation Agreement, payable as provided for in
Section 5.3. The amount of the Participant's Supplemental Retirement Benefit shall be specified by the Compensation Committee in the Participant's Participation Agreement.
                                    - 12 -

     5.2  Vesting of Benefits.
          ___________________
     a.     Vesting Schedule for Initial Participants.     Except as provided
            _________________________________________
     herein or within the Participant's Participation Agreement, Participants whose effective date of participation is on the Effective Date shall become vested in the benefits provided under this Plan based upon Years of Participation in the following manner:

     Years of Participation              Vested Percentage
     ______________________              _________________

     Less than 5                                 0%
     5 but less than 6                          50%
     6 but less than 7                          60%
     7 but less than 8                          70%
     8 but less than 9                          80%
     9 but less than 10                         90%
     10 or more                                100%

     b.     Vesting Schedule for Other Participants.  Except  as provided
            _______________________________________
     herein or within the Participant's Participation Agreement, Participants whose effective date of participation is after the Effective Date shall become vested in benefits provided under this Plan based upon Years of Participation in the following manner:
                                    - 13 -

     Years of Participation         Vested Percentage
     ______________________         _________________
     Less than 10                          0%
     10 or more                          100%

     c.  Vesting of Designated Participants in Connection With Change of
         _______________________________________________________________
     Control.  Notwithstanding subparagraphs a. and b. above, (i) in the
     _______
     event of a Designated Participant's termination of employment from the Employer occurring within the 6-month period before or after the date of the public announcement of a Change of Control as a result of either a termination by the Employer without Cause or a Termination for Good Reason by the Employee, or (ii) in the event of a Change of Control, the Designated Participant shall be 100% vested in his entire Supplemental Retirement Benefit. For purposes of this Section 5.2(c), a termination shall be deemed to occur within the 6-month period specified in the preceding sentence if the Employee is notified of his termination during such period, even if his employment terminates after the end of such period.

     d.     Vesting of Certain Terminated Participants in Connection With
            _____________________________________________________________
     Change of Control.  Notwithstanding subparagraphs a. and b. above, in the
     _________________
     event of a Participant's termination of employment from the Employer occurring within the one-year period after a Change of Control as a result of either (i) a termination by the
                                    - 14 -

     Employer without Cause, or (ii) a Termination for Good Reason by the Employee, the Participant shall be 1 100% vested in his entire Supplemental Retirement Benefit. For purposes of this subparagraph, a termination of a Participant's employment by the Employer made within the 6-month period prior to a Change of Control shall be treated as occurring on the date of such Change of Control.

     e.     Vesting Upon Death.      Notwithstanding subparagraphs a. and b.,
            __________________
     above, in the event of the Participant's termination of employment with an Employer due to the Participant's death, the Participant shall be 100% vested in the pre-termination death benefit as stated in Paragraph 4.1, above.

     f.     Change in Subsidiary.  In the event a Participant is employed by a
            ____________________
     corporate subsidiary of the Corporation which is not (or ceases to be) an Employer under the terms of the Plan, the Participant shall be treated as continuing in employment with an Employer while employed by such former corporate subsidiary (or its successor company).

     g.     Demotion.  In the event a Participant remains employed by the
            ________
     Employer, but ceases to hold the title of senior vice president (or equivalent title) or higher, the Participant shall cease to receive Years of Participation during the period the Participant fails to hold such title, unless the
                                     - 15 -

     Compensation Committee, in its discretion, determines otherwise.

     h.     Accelerated Vesting.  Notwithstanding any provision of this Plan
            ___________________
     to the contrary, the Compensation Committee may, in its sole discretion, accelerate the vesting of benefits for any Participant.

     5.3      Form and Timing of Payment.  The vested percentage of the
              __________________________
Supplemental Retirement Benefit specified in a Participant's Participation Agreement is the annual amount paid for the life of the Participant, but for no more than fifteen (15) years. The annual benefit shall be paid in monthly installments of one-twelfth of the annual benefit and shall commence as soon as practicable after the later of Participant's termination of employment from an Employer or attainment of age sixty-two (62), but not later than ninety
(90) days after all information necessary to calculate the benefit amount has been received by Employer. All payments shall be made as of first day of the month. If the Participant elects to receive his or her vested benefit amount in unreduced form as described in this paragraph, benefits are paid to the Participant for up to fifteen (15) years and, in the event of the Participant's death before fifteen (15) years of benefit payments, no further benefits will be paid.
                                    - 16 -

     The Participant may request benefits to be paid in reduced form through a joint and survivor life type of payment. Any such request must comply with any rules or regulations adopted by the Administrative Committee. Such rules and regulations may include deadlines for electing or changing a Participant request for payment in the joint and survivor type. Under the joint and survivor type of payment, the Participant shall receive a benefit of seventy-five percent (75%) of his or her vested Supplemental Retirement Benefit amount for his or her life, but not more than fifteen (15) years. In the event of the Participant's death before fifteen (15) years of benefit payments, the Participant's Joint Annuitant, if then living, shall receive a monthly benefit of fifty percent (50%) of the Participant's vested benefit until the earlier of the Joint Annuitant's death or payment of benefits for a period equal to fifteen (15) years reduced by the number of years of payments to the Participant.

     For example, if a Participant's total vested benefit is $10,000 per year and the Participant elects to receive a joint and survivor life type of payment, the Participant would receive $7,500 per year for life or fifteen
(15) years, whichever comes first. If the Participant dies prior to receipt of fifteen (15) years of payments, the Participant's Joint Annuitant, if surviving, would receive $5,000 per year, until the end of the earlier of the remaining portion of the fifteen (15) years or the Joint Annuitant's death.
                                    - 17 -

     For purposes of commencement of benefits, a Participant who is 100% vested and remains employed by an Employer after age 62, but for less than 60 hours per month, shall be treated as having terminated employment. A Participant who is receiving Supplemental Retirement Benefits and who is rehired by an Employer and/or who performs more than 60 hours of service per month shall at the discretion of the Administrative Committee have his or her benefit payments suspended. Unless the Administrative Committee determines otherwise at the time it determines to suspend a benefit payment, any payments suspended shall not reduce the total payments to which the Participant or his or her Beneficiary is entitled to receive from the Corporation under this Plan.

     5.4  Disabled Participant.  A Participant with a Disability shall be
          ____________________
eligible to elect to commence the vested percentage of his or her Supplemental Retirement Benefit on the later of (i) attainment of age sixty-two (62), or
(ii) the first day of the month following the month during which the Participant attains a more than a zero percent vested interest in his or her Supplemental Retirement Benefit. If the Participant elects to commence benefits prior to the date the Participant has attained a one-hundred percent (100%) vested interest, the Participant shall be treated as no longer having a Disability and shall receive no additional Years of Participation service.
                                   - 18 -

                                 Article VI
                          Beneficiary Designation
                          _______________________

     6.1  Beneficiary Designation.  Each Participant shall have the right to
          _______________________
designate one (1) or more persons as Beneficiary (both primary as well as secondary) to whom death benefits under Article IV of this Plan shall be paid in the event of a Participant's death. Each Beneficiary designation shall be in a written form prescribed by the Administrative Committee and shall be effective only when filed with the Administrative Committee during the Participant's lifetime.

     6.2  Changing Beneficiary.  Any Beneficiary designation may be changed by
          ____________________
a Participant without the consent of the previously named Beneficiary by the filing of a new Beneficiary designation with the Administrative Committee.
The filing of a new designation shall cancel all designations previously filed.

     6.3  No Beneficiary Designation.  If any Participant fails to designate a
          __________________________
Beneficiary in the manner provided above, or if the designation is void, the Participant's beneficiary shall be the person in the first of the following classes in which there is a survivor:

     (a)  The Participant's surviving spouse.
                                    - 19 -

     (b) The Participant's children in equal shares, except that if any of the children predeceases the Participant but leaves issue surviving, then such issue shall take the right of representation the share the deceased child would have taken if living.

     (c) The personal representative of the Participant's or Beneficiary's estate, as the case may be.

     6.4  Effect of Payment.  Payment to the Beneficiary shall completely
          _________________
discharge the Employer's obligations under this Plan.

                                 Article VII
                               Administration

     7.1  Committee.  The Plan shall be administered by the Administrative
          _________
Committee, which shall be appointed by the Board. The initial Administrative Committee shall be the same as the Pension and Benefits Committee of The Riggs National Bank of Washington, D.C. (or its successor) and shall continue to serve in this capacity until such time that it is replaced by the Board. A majority vote of the Administrative Committee members shall control any decision. Members of the Administrative Committee may be Participants under this Plan, provided that no member of such Administrative Committee shall act on any matter directly affecting such member's benefit entitlements under the
                                    - 20 -

Plan.

     7.2  Duties.  The Administrative Committee shall have the authority to
          ______
make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan and decide or resolve any and all questions, including interpretations of the Plan, as may arise in such administration. Such authority includes, but is not limited to, the authority to interpret and decide all questions involving a Participant's vested interest in his or her Supplemental Retirement Benefit under Section 5.2.

     7.3  Agents.  The Administrative Committee may, from time to time, employ
          ______
agents and delegate to them such administrative duties as it sees fit, and may from time to time consult with counsel who may be counsel to the Employer.

     7.4  Binding Effect of Decisions.  The decision or action of the
          ___________________________
Administrative Committee with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final, conclusive and binding upon all persons having any interest in the Plan.
                                    - 21 -

                                 Article VIII
                               Claims Procedure
                               ________________

     8.1  Claim.  Any person or entity claiming a benefit, requesting an
          _____
interpretation or ruling under the Plan, or requesting information under the Plan (hereinafter referred to as "Claimant") shall present the request in writing to the Administrative Committee, which shall respond in writing as soon as practicable.

     8.2  Denial of Claim.  If the claim or request is denied, the written
          _______________
notice of denial shall state:

     (a) The reason for denial, with specific reference to the Plan provisions on which the denial is based;

     (b) A description of any additional material or information required and an explanation of why it is necessary; and

     (c)  An explanation of the Plan's claims review procedures.

     8.3  Review of Claim.  Any Claimant whose claim or request is denied or
          _______________
who has not received a response within sixty (60) days may request a review by notice given in writing to the Administrative Committee. Such request must be made within sixty (60) days after receipt by the Claimant of the written notice of
                                   - 22 -
denial, or in the event Claimant has not received a response sixty (60) days after receipt by the Administrative Committee of Claimant's claim or request.
 The claim or request shall be reviewed by the Administrative Committee which may, but shall not be required to, grant the Claimant a hearing. On review, the Claimant may have representation, examine pertinent documents, and submit issues and comments in writing.

     8.4  Final Decision.  The decision on review shall normally be made
          ______________
within sixty (60) days after the Administrative Committee's receipt of Claimant's claim or request. If an extension of time is required for a hearing or other special circumstances, the Claimant shall be notified and the time limit shall be one hundred twenty (120) days. The decision shall be in writing and shall state the reason and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.

                                 Article IX
                    Termination, Suspension or Amendment
                    ____________________________________

     9.1  Termination, Suspension or Amendment of Plan.  The Board may, in its
          ____________________________________________
sole discretion, terminate or suspend the Plan at any time, in whole or in part. The Board may amend the Plan at any time. Any amendment may provide different benefits or amounts of benefits from those herein set forth. However, no
                                   - 23 -
such termination, suspension or amendment (including an amendment to a Participant's Participation Agreement) shall reduce or adversely affect benefits in pay status or the Supplemental Retirement Benefit in which the Participant has vested under any provision of Article 5. In connection with the termination of the Plan, the Board may, in its sole discretion, accelerate vesting in some or all Supplemental Retirement Benefits provided for in the Participation Agreements in effect prior to the date of the termination and/or accelerate payment of some or all benefits due under the Plan. If the Board elects to accelerate payments due under the Plan, the lump-sum present value of benefits due to a Participant under the Plan shall be determined by an actuary selected by the Board, which actuary shall apply reasonable actuarial assumptions. Payment by the Corporation to the Participant of the lump-sum present value determined by the actuary shall discharge the Corporation from any further liability to the Participant under the Plan.

                                 Article X
                               Miscellaneous
                               _____________

     10.1  Unfunded Plan.  This Plan is intended to be an unfunded plan
           _____________
maintained primarily to provide deferred compensation benefits for a select group of "management or highly compensated employees" within the meaning of Sections 201, 301, and 401 of ERISA, and therefore is exempt from the provisions of
                                    - 24 -

Parts 2, 3 and 4 of Title I of ERISA. Accordingly, to the extent necessary, the Board may remove certain employees as Participants if it is determined by the United States Department of Labor, a court of competent jurisdiction, or an opinion of counsel that the Plan constitutes an employee pension benefit plan within the meaning of Section 3(2) of ERISA (as currently in effect or hereafter amended) which is not so exempt.

     10.2  Exclusions; Misrepresentation.  No benefit shall be paid to a
           _____________________________
Participant's Beneficiary if the Participant's death occurs as a result of injuries received from participation in a felony, as a result of attempted or actual suicide or as a result of injuries received while serving in the armed forces of any country. The Administrative Committee may also deny payment if the Participant has made a material misrepresentation in any form or document provided by the Participant to or for the benefit of the Corporation. A material misrepresentation includes, but is not limited to, any statement or representation to an insurance company from which the Corporation purchases one or more contracts as an investment of the Corporation in order to fund its contractual promises under this Plan and which misrepresentation results in the failure or refusal of such insurer to honor the terms of or pay the death benefit due under its contract(s) with the Corporation.
                                    - 25 -

     10.3       Sole Obligation of the Corporation.  The obligation to make
                __________________________________
benefit payments to any Participant under the Plan shall be an obligation solely of the Corporation and its successors and assigns, and shall not be an obligation of any subsidiary of the Corporation or of any other employer.

     10.4  Unsecured General Creditor.  Except as provided in Section 10.5,
           __________________________
Participants and Beneficiaries shall be unsecured general creditors, with no secured or preferential right to any assets of the Corporation, any other employer or any other party for payment of benefits under this Plan. Any property held by the Corporation for the purpose of generating the cash flow for benefit payments shall remain its general, unpledged and unrestricted assets. The Corporation's obligation under the Plan shall be an unfunded and unsecured promise to pay money in the future.

     10.5  Trust Fund.  The Corporation shall be responsible for the payment
           __________
of all benefits provided under the Plan. At its discretion, the Corporation may establish one (1) or more trusts, with such trustees as the Compensation Committee may approve, for the purpose of providing for the payment of such benefits. Whether such trust is revocable or irrevocable, its assets shall be held for payment of all the general creditors of the Corporation and its subsidiaries in the event of bankruptcy or insolvency. To the extent any benefits provided under the Plan
                                   - 26 -
are paid from any such trust, the Corporation shall have no further obligation to pay that portion of the benefit due. If not paid from the trust, such benefits shall remain the obligation of the Corporation. Notwithstanding any provision of the Plan to the contrary, upon a Change of Control, the Corporation shall, as soon as possible, but in no event later than 30 days following the Change of Control, make irrevocable contributions to the trust, in cash or property of any kind, in an amount that is sufficient (taking into account the then current value of any other assets held in such trust) to pay each Designated Participant (and Beneficiary) the benefits in which each Designated Participant (and Beneficiary) is vested pursuant to Article 5 of the Plan on the day after the Change of Control has occurred.

     10.6  Nonassignability.  Neither a Participant, a Beneficiary nor any
           ________________
other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be unassignable and nontransferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant, a Beneficiary or any other person, nor be transferable by operation
                                    - 27 -
of law in the event of a Participant's, a Beneficiary's or any other person's bankruptcy or insolvency.

     10.7       Not a Contract of Employment.  This Plan shall not constitute
                ____________________________
a contract of employment between Employer and the Participant. Nothing in this Plan shall give a Participant the right to be retained in the service of Employer or to interfere with the right of Employer to discipline or discharge a Participant at any time.

     10.8       Protective Provisions.  A Participant shall cooperate with
                _____________________
Employer by furnishing any and all information requested by Employer in order to facilitate the payment of benefits hereunder, and by taking such physical examinations as Employer may deem necessary and by taking such other action as may be requested by Employer.

     10.9       Governing Law.  The provisions of this Plan shall be construed
                _____________
and interpreted according to the laws of the District of Columbia, except as preempted by federal law.

     10.10  Validity.  If any provision of this Plan shall be held illegal or
            ________
invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein. In the event
                                  - 28 -
that the Corporation shall be prevented from making payment of benefits under this Plan as a result of any law, regulation or other governmental action, the Corporation, the Employers, the Administrative Committee, the Compensation Committee, and the employees and officers of each shall have no liability to any Participant or Beneficiary for any payments due under the Plan.

     10.11  Notice.  Any notice or filing required or permitted under the Plan
            ______
shall be sufficient if in writing and hand delivered or sent by registered or certified mail. Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification. Mailed notices shall be directed to the following addresses:

     (a)  If to the Corporation, to:
          Riggs National Corporation
          P.O. Box 1912
          4th Floor, Human Resources
          Washington, D.C. 20074
          Attention: Director of Human Resources of
            The Riggs National Bank of Washington, D.C.


     (b)  If to Participant or a Beneficiary, to:

          The Participant or Beneficiary at the last known address contained in the records of Riggs' Human
          Resources department.


     10.12  Withholding Payroll Taxes.  The Employer shall withhold from
            _________________________
payments hereunder any taxes required to be withheld from such payments under local, state or federal law. A Beneficiary may, if then permitted under applicable law, elect
                                   - 29 -
not to have withholding of federal income tax pursuant to Section 3405(a)(2) of the Code, or any successor provision thereto.

     10.13  Payment to Guardian.  If a Plan benefit is payable to a minor or a
            ___________________
person declared incompetent or a person incapable of handling the disposition of property, the Administrative Committee may direct payment to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Administrative Committee may require proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution. Such distribution shall completely discharge the Administrative Committee and the Corporation from all liability with respect to such benefit.
                                    - 30 -